SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS Multi-Asset Conservative Allocation Fund
DWS Multi-Asset Global Allocation Fund
DWS Multi-Asset Moderate Allocation Fund

The following replaces similar information relating to each fund under the “PART II: APPENDIX II-C — FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:
Fund Name	Management Fee Rate
DWS Multi-Asset Conservative Allocation Fund	(a) 0.100% of the Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.550% of the Fund’s average daily net assets not covered in (a) above(1)
DWS Multi-Asset Global Allocation Fund	(a) 0.100% of the Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.650% of the Fund’s average daily net assets not covered in (a) above(1)
DWS Multi-Asset Moderate Allocation Fund	(a) 0.100% of the Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.550% of the Fund’s average daily net assets not covered in (a) above(1)
(1)Shareholders of a fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA or other investment advisor, of the underlying funds in which a fund invests.
Please Retain This Supplement for Future Reference
May 1, 2019
SAISTKR-09